CG VARIABLE ANNUITY ACCOUNT I OF
CONNECTICUT GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
INVESTMENT DIVISION
BNY Mellon Stock Index Fund, Inc. - Initial Shares
ASSETS:
Investments at fair value (1)	$8,342,825
Due from (due to) the Company	5
Receivable from fund shares sold	3,618
Total Assets	8,346,448

LIABILITIES:
Redemptions payable	3,618
Total Liabilities	3,618

NET ASSETS	$8,342,830

NET ASSETS REPRESENTED BY:
Accumulation units	8,293,376
Contracts in payout (annuity period)	49,454
$8,342,830

ACCUMULATION UNITS OUTSTANDING	5,056

UNIT VALUE (ACCUMULATION)	$1,640.30

(1) Cost of investments:	$1,953,791
Shares of investments:	95,729

The accompanying notes are an integral part of the financial statements.

CG VARIABLE ANNUITY ACCOUNT I OF
CONNECTICUT GENERAL LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
INVESTMENT DIVISION
BNY Mellon Stock Index Fund, Inc. - Initial Shares
INVESTMENT INCOME:
Dividends	$81,314

EXPENSES:
Mortality and expense risk	36,721

NET INVESTMENT INCOME (LOSS)	44,593

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	446,587
Net realized gain (loss) on sale of fund shares	574,305
Change in unrealized appreciation (depreciation) on investments	175,734

Net realized and unrealized gain (loss) on investments	1,196,626

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,241,219

The accompanying notes are an integral part of these financial statements.

CG VARIABLE ANNUITY ACCOUNT I OF
CONNECTICUT GENERAL LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2025 and 2024
	INVESTMENT DIVISION
	BNY Mellon Stock Index Fund, Inc. - Initial Shares
	2025	2024
OPERATIONS:
Net investment income (loss)	$44,593	$60,242
Realized gain distributions	446,587	507,553
Net realized gain (loss) on sale of fund shares	574,305	446,288
Change in unrealized appreciation (depreciation) on investments	175,734	749,138

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,241,219	1,763,221

CONTRACT TRANSACTIONS:
Transfers for contract benefits and terminations	(1,170,723)	(1,099,192)
Net transfers	158	(790)
Contract maintenance charges	(1,135)	(17,999)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(1,171,700)	(1,117,981)

TOTAL INCREASE (DECREASE) IN NET ASSETS	69,519	645,240

NET ASSETS:
Beginning of period	8,273,311	7,628,071
End of period	$8,342,830	$8,273,311

CHANGES IN UNITS OUTSTANDING:
Units issued	—	—
Units redeemed	(918)	(5,176)

Net increase (decrease)	(918)	(5,176)

The accompanying notes are an integral part of these financial statements.

CG VARIABLE ANNUITY ACCOUNT I OF
CONNECTICUT GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2025
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
CG Variable Annuity Account I (the Series Account) is a separate account of The Connecticut General Life Insurance Company (the Company), which is a wholly-owned subsidiary of Connecticut General Corporation, which in turn is an indirect wholly-owned subsidiary of Cigna Corporation (CIGNA), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the State of Connecticut. It consists of an investment division (Investment Division), being treated as an individual accounting entity for financial reporting purposes, and investing all of its investible assets in the named underlying mutual fund.
Under applicable insurance law, the assets and liabilities of the Investment Division of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.
New sales of the product which invests in the Series Account have been discontinued.
On April 1, 2004, the Company sold the retirement business of CIGNA, which included CIGNA Life Insurance Company (CLIC) shares, to The Prudential Insurance Company of America (Prudential Insurance), which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial). Concurrent with the sale, CLIC entered into a reinsurance treaty with wholly-owned subsidiaries of CIGNA, the ceding company. Subsequent to the sale, CLIC, a wholly-owned subsidiary of Prudential Financial, was renamed to Prudential Retirement Insurance and Annuity Company (PRIAC). The reinsurance treaty does not extinguish the Company’s obligations to the contract holders, and the Company continues to be responsible for all contract terms and conditions of the contracts.
On April 1, 2004, the Company and PRIAC also entered into an Administrative Services Agreement whereby PRIAC administers the contracts. PRIAC was responsible for servicing the contracts, including the payment of benefits, oversight of investment management and contract administration.
Prior to January 1, 2021, under the terms of the annuity contracts, an individual participant had an option to elect either a fixed or variable annuity benefit at retirement. A group participant had an option to elect either a fixed or variable annuity benefit during the accumulation period and at retirement. Subsequent to this date, an individual participant will receive a fixed annuity benefit at retirement and a group participant will receive a fixed annuity benefit during the accumulation period and at retirement. The assets providing for the variable annuity benefit were invested in an Investment Division of the Series Account, and the fixed annuity contracts were purchased from the Series Account's sponsor, the Company.
On April 1, 2022, Prudential Financial completed the sale of its equity interest in PRIAC to Great-West Life & Annuity Insurance Company (Great-West). Upon closing, PRIAC became a wholly-owned subsidiary of Great-West. PRIAC continues with the reinsurance treaty and Administrative Services Agreement of the contracts discussed above.
On August 1, 2022, Great-West had a legal name change to Empower. Subsequent to this change, PRIAC is now Empower Annuity Insurance Company (EAIC).
Significant Accounting Policies
The preparation of financial statements conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Series Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Series Account.
Security Valuation
Mutual fund investments held by the Investment Division are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2025, the only investment of the Investment Division of the Series Account was an underlying mutual fund that is actively traded, therefore 100% of the investments are valued using Level 1 inputs.
Fund of Funds Structure Risk
Since the Series Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Series Account. To the extent the Series Account invests more of its assets in one underlying fund than another, the Series Account will have greater exposure to the risks of the underlying fund.
Security Transactions and Investment Income
Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based upon the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends and capital gain distributions, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as Realized gain distributions within the Net realized and unrealized gain (loss) on investments section of the Statement of Operations of the applicable Investment Divisions.
Contracts in payout (annuity period)
Net assets allocated to contracts in the annuity period are computed according to industry mortality tables which meet statutory requirements. The assumed investment return (AIR) is 4.5% as elected by the annuitants. To the extent additional reserves are established due to mortality risk experience, the Company maintains full responsibility, which is assumed by EAIC via the aforementioned reinsurance treaty, to make payments to the Series Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Series Account to the Company’s general account.
Once a contract enters the payout period, participant initiated transactions are not permitted and, therefore, the calculation of unit value is no longer relevant, although still performed. The unit values for such contracts in payout are therefore excluded from the Financial Highlights.
Federal Income Taxes
The operations of the Investment Division of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Investment Division of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Section 817(h) of IRC requires that the investments of the Series Account must be adequately diversified in accordance with Treasury regulations in order to qualify as a life insurance policy under Section 72 of the Code. The Series Account complies with the diversification requirements.
Segment Reporting
In accordance with Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07), the Company's investment committee and the business leaders associated with the Series Account act as the Series Account's chief decision maker (CODM) and are responsible for assessing performance and allocating resources with respect to the Series Account. The CODM has concluded that the Series Account operates as a single operating segment based on the fact that each has a single investment strategy as disclosed in its prospectus, against which the CODM assesses the performance, and it is the level at which discrete financial information is available. The financial information provided to and reviewed by the CODM is presented within the Series Account’s financial statements.
Application of Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (ASU 2023-09), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Series Account’s adoption of ASU 2023-09 did not have a material impact on the financial statements.
Transfers for Contract Benefits and Terminations
Transfers for contract benefits and terminations represent amounts that contract owners have directed to be moved among investment divisions within the Series Account, in addition to permitted transfers to and from the general account.
Net Transfers
Net transfers include transfers between other investment options of the Company, not included in the Series Account.
2. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025, were as follows:

Investment Division	Purchases	Sales
BNY Mellon Stock Index Fund, Inc. - Initial Shares	$527,908	$1,208,440
3. EXPENSES AND RELATED PARTY TRANSACTIONS
Deductions for Assumption of Mortality and Expense Risks
The Company deducts an amount, computed and accrued daily, from the unit value of each Investment Division of the Series Account, equal to an annual rate of 0.25% to 1.10%, depending on the terms of the contract. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. The level of this charge is guaranteed and will not change. These charges are recorded as Mortality and expense risk in the Statement of Operations.
Contract Maintenance Charges
An annual administration charge is deducted from a participant's accumulation account of $20 per participant and a $25 fee if a participant requests disbursement checks sent through express mail. These charges are assessed through the redemption of units in Contract maintenance charges on the Statement of Changes in Net Assets.

Related Party Transactions
The Series Account pays various charges to the Company as described above. The Company may owe to, or expect to receive from, the Series Account certain amounts primarily related to processing transfers of assets supporting accumulation units and reserve for contacts in the annuity period, and other timing related adjustments. These amounts have no effect on the participant's account or the related unit value and are disclosed as Due from (due to) the Company on the Statement of Assets and Liabilities.
4. SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2025, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 15, 2026. No subsequent events requiring adjustments or disclosures have occurred.
5. FINANCIAL HIGHLIGHTS
For the Investment Division of the Series Account, the accumulation units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund), and total return ratios for each year or period ended December 31 are included below. Unit values in the financial highlights are presented in order from the unit value associated with the highest expense ratio to the unit value associated with the lowest expense ratio. Because unit values on the Statement of Assets and Liabilities are calculated on an aggregated basis, they may not fall within the ranges presented in the financial highlights.
The Expense Ratios are presented as a range from lowest to highest and represent the annualized contract expenses of the Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. As the total returns for the Investment Divisions of the Series Account are presented as a range based on product groupings representing the highest and lowest expense ratios, total returns for individual contracts may not fall within the ranges presented.
The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

	At December 31					For year ended December 31
	Units (000s)				Net Assets (000s)	Investment Income Ratio	Expense Ratio
		Unit Value					Lowest	—	Highest	Total Return Ratio

	BNY Mellon Stock Index Fund, Inc. - Initial Shares
2025	5	$1,298.58	to	$2,015.16	$8,343	1.02%	0.25%	to	1.10%	16.25%	to	17.24%
2024	6	$1,117.09	to	$1,718.86	$8,273	1.16%	0.25%	to	1.10%	23.29%	to	24.35%
2023	11	$906.07	to	$1,382.30	$7,628	1.42%	0.25%	to	1.10%	24.55%	to	25.61%
2022	15	$727.50	to	$1,100.43	$6,498	1.18%	0.25%	to	1.10%	(19.21)%	to	(18.52)%
2021	30	$900.40	to	$1,350.57	$25,430	1.13%	0.25%	to	1.10%	27.01%	to	28.09%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of Connecticut General Life Insurance Company and the Contractholders of CG Variable Annuity Account I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of BNY Mellon Stock Index Fund, Inc. -Initial Shares of CG Variable Annuity Account I as of December 31, 2025, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of BNY Mellon Stock Index Fund, Inc. -Initial Shares of CG Variable Annuity Account I as of December 31, 2025, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Connecticut General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of the investment division of CG Variable Annuity Account I based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the investment division of CG Variable Annuity Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the transfer agent of the investee mutual fund. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 15, 2026

We have served as the auditor of the investment division of CG Variable Annuity Account I since 2025.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103
T: (860) 241 7000, www.pwc.com/us